A Proven History of Shareholder Value Creation And Commitment to Our Communities 3rd Quarter 2021 Lakeland Financial Corporation LKFN L I S T E D

David M. Findlay President & Chief Executive Officer david.findlay@lakecitybank.com (574) 267‐9197 Lisa M. O’Neill Executive Vice President & Chief Financial Officer lisa.oneill@lakecitybank.com (574) 267‐9125 2

This presentation contains, and future oral and written statements of the Company and its management may contain, forward‐looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward‐looking statements are not historical facts and are generally identifiable by the use of words such as “believe”, “expect”, “anticipate”, “estimate”, “could”, and other similar expressions. All statements in this presentation, including forward‐looking statements, speak only as of today’s date, and the Company undertakes no obligation to update any statement in light of new information or future events. The Company’s ability to predict results or the actual effect of future plans or strategies is inherently uncertain and, accordingly, you are cautioned not to place undue reliance on any forward‐looking statement. Actual results could differ materially from those addressed in the forward‐looking statements as a result of numerous factors, including, without limitation: (i) the effects of future economic, business and market conditions and changes, (ii) the effects of the COVID‐19 pandemic and the responses of federal, state and local governmental authorities, (iii) the risks of changes in interest rates on the levels, composition and costs of deposits, loan demand, and the values and liquidity of loan collateral, securities and other interest sensitive assets and liabilities, (iv) changes in borrowers’ credit risks and payment behaviors, (v) the timing and scope of any legislative and regulatory changes, including changes in tax and banking laws and regulations and their application by the Company’s regulators, (vi) the failure of assumptions and estimates used in the Company’s reviews of its loan portfolio, underlying the establishment of reserves for possible credit losses, the Company’s analysis of its capital position and other estimates; and (vii) the risks noted in the Company’s Annual Report on Form 10‐K for the year ended December 31, 2020, as well as other risks and uncertainties set forth from time to time in the Company’s other filings with the Securities and Exchange Commission. Forward‐Looking Information 3

4 Bank Director’s 2021 Scorecard

Consecutive Increases in PTPP Income Since 2012(3) Profitable for the Last 10 Years(2) Exchange Traded Depositories with Assets Between $1B and $10B(1) 8 Institutions 30 Institutions 151 Institutions 214 Institutions (including LKFN) 5 Long Term Success for Shareholders Source: S&P Global Market Intelligence. Financial data is as of June 30, 2021. (1) Includes banks and thrifts traded on the NYSE, NYSEAM or NASDAQ as of 10/18/21; excludes merger targets. (2) Defined as having positive net income before extraordinary items and preferred dividends for each of the last 10 years (calendar years ended December 31, 2011 through December 31, 2020). Net income before extraordinary items is defined by S&P Global Market Intelligence as GAAP net income, after taxes, minority interest, and other after tax items, but before any extraordinary items. Excludes any revaluation of net deferred tax assets due to tax reform per S&P Global Market Intelligence. (3) Defined as consecutive increases in pre-tax, pre-provision earnings (excludes nonrecurring revenues and expenses, one-time goodwill impairment charges) for each of the years ending December 31, 2013, 2014, 2015, 2016, 2017, 2018, 2019 and 2020. LTM ROE >14.5%

Strong Capital Structure 6 Tangible  Common  Equity 91.9% Reserves 8.1% $1 .2 1 $2 6. 66 $0.00 $5.00 $10.00 $15.00 $20.00 $25.00 $30.00 19 91 19 93 19 95 19 97 19 99 20 01 20 03 20 05 20 07 20 09 20 11 20 13 20 15 20 17 20 19 20 21 Tangible Book Value(1) Per Share (1)compounded annual growth rate computed from 1991‐2020 Key Ratios and Per Share Data as of  September 30, 2021 TCE/Tangible Assets 10.92% Total Risk‐Based 15.44% Leverage 10.91% Book Value $26.80 Tangible Book Value $26.66 Note: Tangible Common Equity to Tangible Assets and Tangible Book Value per Common Share are Non‐ GAAP financial measures. See “Reconciliation of Non‐GAAP Financial Measures” in the Third Quarter  2021 Earnings Press Release and Form 8‐K.

Lake City Bank Today • A long‐term and consistent organic growth story • Headquartered in Warsaw, Indiana • 51 branch offices ‐ $6.2 billion banking assets ‐ $3.0 billion  trust, retirement and investment brokerage assets • Focused on execution – “blocking and tackling” • Continued growth potential 7

A Quarter Century of Organic Growth 8 $2 ,7 07 $8 4, 33 7 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 19 91 19 92 19 93 19 94 19 95 19 96 19 97 19 98 19 99 20 00 20 01 20 02 20 03 20 04 20 05 20 06 20 07 20 08 20 09 20 10 20 11 20 12 20 13 20 14 20 15 20 16 20 17 20 18 20 19 20 20 Net Income Compound Annual Growth 1991 – 2020 • Loans = 11% • Deposits = 10% • Net Income = 13% • Earnings Per Share = 12% Record Net Income for 30 of 32 Years (000’s) N et  In co m e

Established Market Presence Organic Growth Potential in Mature and Developing Markets 9

Strong Regional and Statewide Economy Indiana Employment Trends Versus National Averages 10 Source: United States Bureau of Labor Statistics.  Lake City Bank footprint is defined  as Kosciusko, Marshall, Fulton, Pulaski, Noble, Whitley, St. Joseph, Elkhart, LaGrange,  Allen, DeKalb, Huntington, Marion, Hamilton and Johnson Counties in Indiana U ne m pl oy m en t 10 .2% 9. 5% 8. 4% 7. 2% 5. 7% 4. 2% 4. 1% 3. 7% 3. 4% 3. 0% 7. 5% 4. 0% 10 .1% 9. 4% 8. 4% 7. 3% 5. 9% 4. 5% 4. 4% 4. 0% 3. 6% 3. 2% 7. 2% 4. 0% 9. 5% 9. 1% 8. 2% 7. 3% 6. 3% 5. 2% 5. 0% 4. 5% 3. 9% 3. 8% 8. 5% 5. 3% 2.0% 4.0% 6.0% 8.0% 10.0% 12.0% 2010 August 2011 August 2012 August 2013 August 2014 August 2015 August 2016 August 2017 August 2018 August 2019 August 2020 August 2021 August Consolidated LCB Footprint Indiana United States

Shareholder Value Strategy 11 1. Commercial Banking Focus 2. High Quality Team Members 3. Proven Organic Growth Experience 4. Focus on Core Deposit Funding 5. Commitment to Technology

• 41 credit “smart” commercial bankers • Average 23 years in banking & 12 years at Lake City Bank • We live where we lend • Face to face calling matters and is a team effort • We understand our clients needs • Deep organizational structure provides credit and  administrative support • We cross‐sell aggressively by leveraging technology Experienced Relationship Driven Team Commercial Banking Focus 12

Credit Process • We are in‐market lender to in‐market clients • Character matters – we lend to people first • Our credit discipline has never changed • We focus on management/cash flow • We have a centralized committee structure • Structure is important • Orientation towards owner occupied and well  structured nonowner occupied real estate 13 Commercial Banking Focus

Lake City Bank Culture • Our culture is our greatest  asset and we will preserve it • Lake City University drives our  culture • Diversity, Equity and Inclusion  initiatives underway • Our community involvement  is real and critical to our  strategy • Our culture has not been  diluted by acquisition 14 High Quality Team Members

Mature1 Market Deposit Performance $2,501 $2,180 $2,157 $944 $622 $499 $3… $296 $51 ‐$215‐$350 $150 $650 $1,150 $1,650 $2,150 $2,650 Lake City Bank JPM  Chase 1st Source Flagstar First M erchants Star PN C Fifth Third O ld N ational KeyBank Organic Growth 2011 ‐ 2021 1Mature Markets include 12 Northern Indiana counties and exclude 3 Central Indiana counties Totals adjusted to include branches subsequently acquired by surviving banks 15 Lake City Bank has grown  deposits by 110% over the last  ten‐year period. (millions)

Organic Growth 16 Indianapolis Market Opportunity Indianapolis Market Banks Share of Market 1. JPM Chase 23% 2. PNC 14% 3. Merchants Bank 11% 4. Fifth Third 10% 5. Huntington National 7% 6. BMO Harris 5% 7. Bank of America 5% 8. First Internet Bank 5% 9. National Bank of Indy 4% 10. KeyBank 4% 16. Lake City Bank 1% 88% 12% Out of State In State‐Marion, Hamilton and Johnson Counties as of 6/30/21; Source: FDIC Statistics Deposit Market Share

17 A Strong Environment for Growth and Expansion • #1 manufacturing state in the country(1) • CNBC named Indiana as #1 state for infrastructure • K‐12 funding increased $1 billion since 2017 • Net population in‐migration in 2020 • Ten‐year population growth of 4% through 2020 • State GDP percent increase of 4% from January  2020 to March 2021(2) (1) Based on per capita population as of 2019 (2) Indiana Chamber Economic Recovery Dashboard

18 Core Deposits Fund Organic Loan Growth • Focus on core deposit growth in retail, commercial and  public funds • Commercial deposit growth over 5 years = 22% CAGR • Capitalize on market disruption in our footprint to grow  deposits • Emphasize checking account relationship products and  flexible solutions • Leverage demographic and lifestyle data • Omni channel media campaign is utilized Core Deposit Funding

• Fintech partnerships play a growing role in our technology • Lake City Bank Digital, the next generation digital solution  implemented in March 2021 • Technology partnership with FIS is strong – User Planning  Council and Strategic Planning Advisory Council • Retail and Commercial platforms ensure competitive  positioning • Cybersecurity protection is a constant focus • AI and data gathering and analysis playing an increasingly  important role  • Branch strategies involve hardware and software  innovations 19 Innovative and Competitive Technology is a Focus Commitment to Technology and Cyber Risk Management

Mobile Adoption is Growing Rapidly 20 Channel Utilization Over Three Year Horizon(1) Channel Type Total Transactions 2018 % of Total Total  Transactions  2021 % of Total Three  Year  Change Branch Transactions 2,339,055 20% 2,027,652 15% (13)% ATM/ITM 941,512 8% 905, 213 6% (4)% Online Logins 4,969,352 41% 4,852,366 35% (2)% Mobile Logins(2) 3,527,538 29% 5,804,220 42% 65% Telephone Banking 206,950 2% 244,455 2% 18% Total 11,984,407 100% 13,833,906 100% 15% (1) Measurement period includes twelve months of data ending September 30, 2018 and September 30, 2021 (2) Includes mobile phone, Apple watch & iPad app use

Lake City Bank Digital Adoption by Age Demographic 15% 25% 19% 31% 10% CUSTOMER BREAKDOWN 45% 56% 46% 41% 29% DIGITAL ADOPTION Gen Z Millennial Gen X Baby Boomer Mature Gen Z 1996 – Current  Millennial 1977 – 1995 Gen X 1965 – 1976  Baby Boomer 1946 – 1964  Mature 1945 or before September 2021 21

22 Technology Focused Solutions Commitment to Technology and Cyber Risk Management

Financial Performance

1.29% 1.29% 1.69% 1.76% 1.55% 1.57% 12.52% 12.72% 16.51% 15.47% 13.51% 14.29%12.61% 12.83% 16.64% 15.57% 13.59% 14.37% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 16.00% 18.00% 20.00% 0.70% 0.90% 1.10% 1.30% 1.50% 1.70% 1.90% 2.10% 2.30% 2.50% 2016 2017 2018 2019 2020 YTD 2021 Return on Average Assets Return on Average Equity Return on Average Tangible Common Equity Income Performance Metrics ROA LTM Peer Data1 National Indiana ROA      1.17%               1.31% 1Source KBW Price Performance Review September 30, 2021 LKFN Performance Exceeds National and Indiana Peers 24 RO A RO E  an d  RO TE ROE and ROTE LTM Peer Data1 National Indiana ROE             12.0%          12.2% ROTE           13.6%          13.5% Note: Return on Average Tangible Common Equity is a Non‐GAAP financial measure. See “Reconciliation  of Non‐GAAP Financial Measures” in the Third Quarter 2021 Earnings Press Release and Form 8‐K.

$52,084 $57,330 $80,411 $87,047 $84,337 $59,745 $71,450 $2.05 $2.23 $3.13 $3.38 $3.30 $2.33 $2.79 $0.50 $1.00 $1.50 $2.00 $2.50 $3.00 $3.50 $4.00 $4.50 $0 $20,000 $40,000 $60,000 $80,000 $100,000 2016 2017(1) 2018 2019 2020 YTD 2020 YTD 2021 Net Income Diluted EPS Net Income and EPS 2021 Net Income increase  20% 2021 Diluted EPS increase  20% Net income improves in 2021 25 N et  In co m e EP S (000’s) (1) Includes impact of tax reform of $4.1 million income tax provision for 2017

$78,367 $92,634 $105,344 $110,620 $118,646 $87,063 $88,731 1.94% 2.08% 2.21% 2.24% 2.40% 2.18% 1.95% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 Pretax Pre‐Provision Earnings Pretax Pre‐Provision/Average Assets Pretax Pre‐Provision Earnings 2021 Pretax Pre‐Provision Earnings YOY Growth 1%  Margin Pressure Impacts Net Interest Income 26 Pr et ax  P re ‐P ro vi sio n  Ea rn in gs Pr et ax  P re ‐P ro vi sio n  Ea rn in gs /A ve ra ge  A ss et s (000’s) Note: Pretax Pre‐Provision Earnings is a Non‐GAAP financial measure. See “Reconciliation of Non‐GAAP  Financial Measures” in the Third Quarter 2021 Earnings Press Release and Form 8‐K.

Average Loans Organic Loan Growth Despite Line Utilization Below Historical Standard 93% 96% 94% 94% 95% 81% 50% 60% 70% 80% 90% 100% 110% 120% 130% 140% 150% $0 $500,000 $1,000,000 $1,500,000 $2,000,000 $2,500,000 $3,000,000 $3,500,000 $4,000,000 $4,500,000 $5,000,000 2016 2017 2018 2019 2020(1) YTD 2021 Retail Commercial Average Loans to Average Deposits 2021 YOY Growth 3% 27 $3,225,635 $3,610,908 Lo an s Lo an s t o  De po sit  R at io (000’s) $3,843,912 $3,974,532 $4,424,472 (1) Includes $377 million in Average PPP loans in 2020 and $297 million at September 30, 2021 $4,468,891

Loan Breakdown C&I Drives Lending Business Commercial & Industrial $1,441,784 34% Commercial RE ‐ Owner Occupied $740,836 17% Commercial RE ‐ Nonowner Occupied $582,019 14% Commercial RE ‐ Multifamily $252,983 6% Commercial RE ‐ Construction $378,716 9% Agri‐business ‐ Agriculture $324,080 8% Other  Commercial $83,595 2% Residential  Mortgage $173,689 4% Home Equity $161,941 4% Installment ‐ Other  Consumer $104,711 2% $4.2 billion as of September 30, 2021 28 Commercial   90% Consumer      10% (000’s)

• $165 million thru 1,191 loans • Average loan size $139,000 • 76% of loans, or $94 million forgiven  as of 10/22/21 • PPP funding exhausted as of 5/4/21 Paycheck Protection Program PPP Loan Forgiveness Accelerates Unearned Fees into Net Interest Income • $571 million thru 2,409 loans • Average loan size $237,000 • 98% of loans, or $539 million  forgiven as of 10/20/21 PPP Round 1 and Round 2 Outstanding Balances PPP Round 1 Highlights PPP Round 2 Highlights $0 $555 $558 $412 $261 $41 $16 $15$0 $0 $0 $0 $144 $160 $79 $72 $0 $100 $200 $300 $400 $500 $600 3/31/20 6/30/20 9/30/20 12/31/20 3/31/21 6/30/21 9/30/21 10/20/21 PP P  Lo an s ( in  m ill io ns ) PPP1 Loans PPP2 Loans 29

$3,477,816 $3,757,209 $4,093,894 $4,242,524 $4,650,597 $5,280,361 97% 95% 97% 98% 98% 99% 50% 60% 70% 80% 90% 100% 110% 120% 130% $0 $1,000,000 $2,000,000 $3,000,000 $4,000,000 $5,000,000 $6,000,000 2016 2017 2018 2019 2020 YTD 2021 Average Deposits % of Funding Average Deposits Deposit Growth Impacted by PPP Loans and Federal Stimulus 30 2021 YOY Growth 16% Note: Core Deposits are defined as total deposits less brokered deposits  De po sit s De po sit s a s a  P er ce nt  o f T ot al  F un di ng (000’s)

Total Retail $1,970,447 36% Total Public Fund $1,289,603 24% Total  Commercial $2,143,576 40% Brokered  Deposits $11,654 0% Deposit Breakdown Cost of Deposits at Historical Low Rates 1.19% 0.98% 0.63% 0.48% 0.50% 0.54% 0.72% 1.10%1.35% 0.32% 0.29% 0.00% 1.00% 2.00% 3.00% 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Cost of Deposits September 30, 2021 Total Deposits ‐ $5.4 billion 31 Deposit Composition at end of period 2009 2021 Non‐interest Bearing Demand Deposits 12% 33% Interest Bearing Demand, Savings & MMA 34% 51% Time Deposits > or = to $100,000 35% 12% Time Deposits < $100,000 19% 4% Total Deposits (billions) $1.9 $5.4 (000’s)

Net Interest Income Growth in Net Interest Income Offset by Margin Compression $118,481 $135,892 $151,271 $155,047 $163,008 $118,295 $133,081 3.18% 3.33% 3.43% 3.38% 3.19% 3.16% 3.11% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% 5.50% 6.00% $0 $20,000 $40,000 $60,000 $80,000 $100,000 $120,000 $140,000 $160,000 $180,000 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 Net Interest Income Net Interest Margin, fully tax equivalent 2021 YOY Growth 12% 32 N et  In te re st  In co m e N et  In te re st  M ar gi n,  fu lly  ta x  eq ui va le nt (000’s)

Fixed Rate $1,285,646 33% Prime $1,064,240 27% 1 Month LIBOR $1,106,358 29% FHLB/Other $428,243 11% Interest Rate Sensitivity • Proactive deposit pricing  reductions • 70% of Public Funds are tied to  Fed Funds effective rate • 90% of loan portfolio consists  of commercial loans • Fixed rate commercial loans  have average terms of 5 years • 40% of variable rate loans have  floors with an average rate of  3.54% • Investment portfolio duration  is 7.52 years 33 Commercial Loans $3.8 billion as of September 30, 2021 (000’s) Asset Sensitive Balance Sheet

Asset Quality Asset Quality Trends Remain Stable Despite Increase in Nonperforming Loans 2. 15% 2. 75% 1. 37% 0. 94% 0. 50% 0. 42% 0. 19% 0. 25% 0. 19% 0. 46% 0. 26% 0. 73% 1. 82% 2. 20% 1. 75% 1. 31% 0. 41% 0. 35% 0. 16% 0. 20% 0. 16% 0. 38% 0. 21% 0. 50% 8.17% 7.46% 8.06% 6.64% 5.75% 4.64% 4.28% 4.50% 4.77% 4.43% 6.75% 6.23% 2.00% 4.00% 6.00% 8.00% 10.00% 12.00% 14.00% 0.00% 1.00% 2.00% 3.00% 4.00% 5.00% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Nonperforming Loans/Total Loans Nonperforming Assets/Total Assets Individually Analyzed and Watch List Loans to Total Loans, excluding PPP N on pe rf or m in g  As se ts  to  T ot al  A ss et s Im pa ire d  an d  W at ch  L ist  L oa ns  to  T ot al  L oa ns 34

0. 54% 0. 25% 0. 20% 0. 11% 0. 10% 0. 09% 0. 03% ‐0 .0 1% 0. 13% 0. 03% 0. 09% ‐0 .0 5% 2.15% 2.39% 2.28% 1.92% 1.67% 1.42% 1.26% 1.23% 1.24% 1.25% 1.45% 1.76% 0.00% 0.30% 0.60% 0.90% 1.20% 1.50% 1.80% 2.10% 2.40% 2.70% ‐0.10% 0.00% 0.10% 0.20% 0.30% 0.40% 0.50% 0.60% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Lo an  L os s R es er ve  to  T ot al  L oa ns N et  C ha rg e  O ffs  (R ec ov er ie s)  to  A ve ra ge  L oa ns Net Charge Offs (Recoveries)/Average Loans Loan Loss Reserve to Total Loans, excluding PPP Asset Quality Reserve Represents Strong Coverage with Stable Asset Quality Metrics 35

$32,864 $36,009 $40,302 $44,997 $46,843 $35,061 $35,011 22% 22% 21% 22% 22% 23% 21% 0% 10% 20% 30% 40% 50% 60% $0 $5,000 $10,000 $15,000 $20,000 $25,000 $30,000 $35,000 $40,000 $45,000 $50,000 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 N on ‐In te re st  In co m e  as  %  o f T ot al  R ev en ue N on ‐In te re st  In co m e Non‐Interest Income % of Total Revenue Non‐Interest Income Double Digit Growth in Wealth Advisory, Interchange and Merchant Card Fees 2021 YOY Increase 0% 36 (000’s)

Non‐Interest Expense Elevated Growth Rate for Non‐Interest Expense Results from Low 2020 Run‐Rate 37 $72,978 $79,267 $86,229 $89,424 $91,205 $66,293 $79,361 $0 $10,000 $20,000 $30,000 $40,000 $50,000 $60,000 $70,000 $80,000 $90,000 $100,000 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 2021 YOY Increase 20%  (000’s)

47% 48% 51% 52% 50% 50% 48% 46% 45% 45% 43% 47% 40% 45% 50% 55% 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 YTD 2021 Efficiency Ratio Revenue Growth is Primary Driver Constant investment in technology and facilities 38

Stable Healthy Dividend $0.73 $0.85 $1.00 $1.16 $1.20 $0.90 $1.02 1.95% 1.77% 2.25% 2.40% 2.27% 2.91% 1.91% 1.00% 1.50% 2.00% 2.50% 3.00% 3.50% 4.00% 4.50% 5.00% $0.10 $0.30 $0.50 $0.70 $0.90 $1.10 $1.30 2016 2017 2018 2019 2020 YTD 2020 YTD 2021 Dividend Per Share ‐ split adjusted Dividend Yield 2021 Growth  13% 39 Dividend Reflects Strength of Balance Sheet Di vi de nd  p er  S ha re Di vi de nd  Y ie ld

LKFN Shareholder Value

Total Return Performance from 12/31/00 to 9/30/21



3,500.00
3,000.00
2,500.00
2,000.00
1,500.00
1,000.00
500.00
0.00
(500.00)
Lakeland Financial Corporation
2,818.98%
389.55%
182.72%
146.44%
5/14/2001
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4/24/2002
10/9/2002
3/28/2003
9/15/2003
3/3/2004
8/19/2004
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10/23/2007
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LKFN
S&P US BMI Banks Index
S&P 500
S&P 500 Financials

Lake City Bank

40

Investment Highlights • Proven History of Organic Growth • Disciplined and Focused Strategy • Strong Internal Culture • Consistent Execution • Service Excellence Drives Shareholder Value 41

Supplemental Information

$467 $737 $653 $158 $101 $85 $37 $22 $8 404 487 384 102 49 26 10 4 2 0 100 200 300 400 500 600 700 800 900 $0 $100 $200 $300 $400 $500 $600 $700 $800 Deferrals Borrowers COVID‐19 Related Loan Deferrals COVID‐19 Loan Deferrals as of October 20, 2021 Credit Risk Management Efforts Type of  Loan # of  Borrowers Loans (000’s) % of Total  Loan  Portfolio Commercial 1 $7,954 0.2% Consumer 1 12 0%   Total 2 $7,966 0.2% • All COVID‐19 related loan deferrals remain on accrual  status, each deferral is evaluated individually and  management has determined that all contractual cash  flows are collectible at this time • The Nursing Care facility sector represents remaining loan  on deferral • TDR deferral relief extended to January 1, 2022 COVID‐19 Loan Deferrals Lo an  D ef er ra ls  (in  m ill io ns ) N um be r o f B or ro w er s (1) Deferral balances peaked on June 17, 2020 CRE‐Owner  Occupied 100% $8 million Commercial Deferrals Commercial Deferrals by Loan Type 43

44 Liquidity Line of Credit Utilization September 30, 2021

Commercial Loans by County Allen 17% Elkhart 15%St. Joseph 9% Kosciusko 9% Hamilton 9% Marion 12% Marshall 5% Other IN Counties  (1) 18% Outside IN 6% September 30, 2021 45 (000’s) Commercial Loans  Outstanding as of  9/30/2021 $3.8 million  (1) All other counties individually represent less than  0.5% of total Commercial Customers in 46 Indiana Counties and 22 Other States

Larger Market Organic Expansion 46 State  Rank County Primary City Population* LCB  Entry LCB Deposit Market Share** # of Branches 20. Kosciusko  Warsaw 78,988 1872 58% 12 6. Elkhart Elkhart 206,161 1990 26% 10 5. St. Joseph South Bend 271,484 1997 10% 4 3. Allen Fort Wayne 382,187 1999 12% 5 1. Hamilton, Johnson, Marion Indianapolis 1,467,028 2011 1% 6 * Source: STATS Indiana ** Source: FDIC 6/30/21 Statistics Organic Growth

Mature Market Strength and Growth  (millions)1 2021 2011 2021 # of  OfficesDeposits Share Deposits Share Increase 1. Lake City Bank $4,778 18.74% $2,277 13.37% 109.84% 51 2. 1st Source $4,670 18.31% $2,513 14.75% 85.83% 53 3. JPM Chase $3,601 14.12% $1,421 8.34% 153.41% 21 4. PNC $1,764 6.92% $1,442 9.47% 22.33% 20 5. First Merchants $1,265 4.96% $643 3.77% 96.73% 10 6. Flagstar $958 3.76% $14 0.08% 6742.86% 23 7. Star $954 3.74% $455 2.67% 109.67% 10 8. KeyBank $769 3.02% $984 5.77% (21.85)% 14 9. Old National $707 2.77% $656 3.85% 7.77% 9 10. Fifth Third $612 2.40% $316 1.85% 96.67% 9 Market Total $25,502 $17,040 49.66% Organic Growth 1Mature Markets includes 12 Northern Indiana counties and excludes 3 Central Indiana counties Adjusted to include branches subsequently acquired by surviving banks 47

14.1% 12.9% 11.8% 11.5% 12.0% 12.3% 13.6% 20.2% 10.0% 12.0% 14.0% 16.0% 18.0% 20.0% 22.0% 2014 2015 2016 2017 2018 2019 2020(1) 2021(2) US Govt Treas 0.07% US Govt Remics 6.41% US Govt Pools  28.42% Exempt Municipals 53.76% US Govt Agencies 9.39% CMCL CMO 1.95% Investment Portfolio – Source of Liquidity 48 September 30, 2021 WeightedMaturity Book Yield Duration Market Value US Govt REMICS 2.98 2.16 4.60 79,464 US Govt Pools 6.95 1.88 6.25 352,369 US Agencies 9.63 1.39 11.39 116,461 US Treasury Notes/Bills 0.58 0.07 0.58 900 Exempt Municipals (TEY) 16.59 3.03 8.09 666,339 CMCL CMO 2.18 2.27 1.67 24,182 Total (Tax‐Equivalent Yield) 11.87 2.46% 7.52 $1,239,715 In ve st m en ts  a s a  %  o f A ss et s (1) Ratio for 12/31/20 excludes PPP loans of $412 million in total assets (2) Ratio for 9/30/21 excludes PPP loans of $92 million in total assets

Projected Impact of Rising/Falling Rates Asset Sensitive Balance Sheet ‐1.71% 1.51% 3.07% 6.29% 13.19% 20.09% ‐5.00% 0.00% 5.00% 10.00% 15.00% 20.00% 25.00% NII ‐ Rates Down 25 NII ‐ Rates Up 25 NII ‐ Rates Up 50 NII ‐ Rates Up 100 NII ‐ Rates Up 200 NII ‐ Rates Up 300 Graph presents 12 month projected net interest income  simulation results as of September 30, 2021 using parallel shocks 49

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